Exhibit 99.1

For Further Information:

Quality Systems, Inc.                   CCG Investor Relations
18191 Von Karman Ave, #450              15300 Ventura Blvd., Suite 303
Irvine, CA 92612                        Sherman Oaks, CA 91403
www.qsii.com                            www.coffincg.com
(949) 255-2600                          (818) 789-0100
CONTACT: Lou Silverman                  CONTACT: William F. Coffin, President
         President and CEO                       Sean Collins, Partner

                 QUALITY SYSTEMS REPORTS SECOND QUARTER RESULTS

IRVINE, Calif.--(BUSINESS WIRE)--October 30, 2003--Quality Systems, Inc. (NASDAQ:QSII - news) today announced the results of operations for its fiscal 2004 second quarter ended September 30, 2003.

The Company posted net revenues of $17.6 million in the second quarter, an increase of 35% from $13.0 million for the same quarter last year. The Company reported net income of $2,408,000 an increase of 41% over net income of $1,710,000 for the comparable quarter of the prior year. Fully diluted earnings per share totaled $0.37 in the quarter, an increase of 37% over the fully diluted $0.27 per share earnings recorded in the same quarter of last year.

The revenue and net income results achieved in the quarter were records for the company. Results in the second quarter were driven by record revenue and profit in the company's NextGen Healthcare Information Systems division, which posted record revenue of $13.5 million, up 57% over the same quarter prior year, and record operating income of $3.8 million, up 81% over the same quarter prior year.

Quality Systems, Inc. will hold a conference call to discuss second quarter financial results today, Thursday, October 30, 2003 at 1:00 p.m. EST (10:00 a.m.
PST). To participate in the call, please call (877) 586-7724 five to ten minutes prior to the scheduled conference call time. There is no pass code required for this call. If you are unable to participate in the call at this time, a replay will be available on Thursday, October 30 at 1:00 p.m. PST, through Thursday, November 6 at midnight EST. To access the replay dial (800) 642-1687 and enter the conference ID number 3512337.

A transcript of the conference call will be made available on the QSII web site (www.qsii.com).

Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary develop and market computer-based practice management, medical records, and connectivity applications for large medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

This news release may contain forward-looking statements, including those related to revenue and net income, that involve a number of risks and uncertainties. Among the important factors that could impact actual are volume and timing of systems sales and installations, length of sales cycles and installation process; the

                                     (more)

Quality Systems - Second Quarter 2004
For Release October 30, 2003
Page 2


possibility that the products will not achieve market acceptance; seasonal patterns of sales and customer buying behavior, the development by competitors of new or superior technologies, delays in product development, undetected errors or bugs in software, product liability, changing economic, political or regulatory influences on the healthcare industry, changes in product pricing policies, competitive pressures, possible regulation of the company's software by the U.S. Food and Drug Administration, general economic conditions, and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission.

                          [financial highlights follow]

Quality Systems - Second Quarter 2004
For Release October 30, 2003
Page 3


                              Quality Systems, Inc.
                        Consolidated Statements of Income
                                   (unaudited)

                                           Three Months Ended              Six Months Ended
                                              September 30,                  September 30,
                                           2003            2002           2003           2002
                                       -----------     -----------     ----------     ----------
Net Revenues:
   Sales of computer systems,
      Upgrades and supplies             10,026,000       6,814,000     19,500,000     13,239,000
   Maintenance and other services        7,616,000       6,180,000     14,448,000     12,062,000
                                       -----------     -----------     ----------     ----------
                                        17,642,000      12,994,000     33,948,000     25,301,000

Cost of Products and Services            7,492,000       5,660,000     14,102,000     10,580,000
                                       -----------     -----------     ----------     ----------

Gross Profit                            10,150,000       7,334,000     19,846,000     14,721,000

Selling, General and
   Administrative Expenses               4,768,000       3,442,000      9,508,000      7,115,000
Research and Development Costs           1,502,000       1,213,000      2,868,000      2,348,000
                                       -----------     -----------     ----------     ----------
Income from Operations                   3,880,000       2,679,000      7,470,000      5,258,000

Investment Income                           89,000         123,000        189,000        227,000
                                       -----------     -----------     ----------     ----------

Income before Provision for Income
Taxes                                    3,969,000       2,802,000      7,659,000      5,485,000

Provision for Income Taxes               1,561,000       1,092,000      2,974,000      2,148,000
                                       -----------     -----------     ----------     ----------

Net Income                             $ 2,408,000     $ 1,710,000      4,685,000      3,337,000
                                       ===========     ===========     ==========     ==========

Income  per Share - Basic              $      0.39     $      0.28            .76            .55
                                       ===========     ===========     ==========     ==========

Income  per Share - Diluted            $      0.37     $      0.27            .72            .53
                                       ===========     ===========     ==========     ==========

Weighted average number
   of shares outstanding - Basic         6,167,000       6,122,000      6,162,000      6,114,000
                                       ===========     ===========     ==========     ==========

Weighted average number
   of shares outstanding - Diluted       6,491,000       6,351,000      6,479,000      6,347,000
                                       ===========     ===========     ==========     ==========

Quality Systems - Second Quarter 2004
For Release October 30, 2003
Page 4


                              Quality Systems, Inc.
                           Consolidated Balance Sheets
                                 (in thousands)

                                          ASSETS

                                                               September 30,    March 31,
                                                              2003 (unaudited)    2003
                                                              ----------------  ---------
Current Assets:
   Cash and cash equivalents                                      $40,573        $36,443
   Accounts receivable, net                                        21,240         17,561
   Inventories                                                        984            667
   Deferred tax assets                                              2,029          2,029
   Other current assets                                             1,867          2,086
                                                                  -------        -------

         Total current assets                                      66,693         58,786

Equipment and Improvements, net                                     1,797          1,777
Capitalized Software Costs, net                                     3,020          2,511
Deferred Tax Asset                                                  1,819          1,819
Excess of Cost Over Net Assets
   of Acquired Business, net                                        1,840          1,840
Other Assets                                                          972            869
                                                                  -------        -------

         Total assets                                             $76,141        $67,602
                                                                  =======        =======

                           LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                                               $ 1,742        $ 2,477
   Deferred revenue                                                15,093         11,699
   Other current liabilities                                        6,900          5,893
                                                                  -------        -------

         Total liabilities                                         23,735         20,069

Commitments and Contingencies

Shareholders' Equity:
   Common stock, $0.01 par value, 20,000 shares
      authorized, 6,174 and 6,152 shares issued
      and outstanding, respectively                                    62             62
   Additional paid-in capital                                      35,309         35,121
   Retained Earnings                                               17,035         12,350
                                                                  -------        -------

         Total shareholders' equity                                52,406         47,533

         Total liabilities and
            Shareholders' equity                                  $76,141        $67,602
                                                                  =======        =======

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